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                                                                      EXHIBIT 99


                           INLAND CASINO CORPORATION
                                  NEWS RELEASE




FOR IMMEDIATE RELEASE                COMPANY
MARCH 4, 1996                        CONTACT:  JERRY JENSON
                                               DIRECTOR OF SHAREHOLDER RELATIONS





Jack R. Smith, President, Chief Operating Officer and a director of Inland Casino Corporation, has resigned from the Company to pursue other interests. In connection with his resignation, the Company purchased all shares of its common stock owned by Mr. Smith, totaling 1,908,865 shares.





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